UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2003

BOLT TECHNOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Connecticut	0-10723	06-0773922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Duke Place, Norwalk, Connecticut		06854
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code (203) 853-0700

Not applicable
(Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

  (c)     Exhibits.

Exhibit No.	Description
The following exhibit is furnished pursuant to Item 12.

99.1	Press release issued April 22, 2003.

ITEM 9.    REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO

                   ITEM 12, “DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL

                   CONDITION”).

On April 22, 2003, Bolt Technology Corporation (the “Company”) issued a press release announcing the Company’s financial results for the third quarter and first nine months of fiscal year 2003. A copy of this press release is furnished with this report as Exhibit 99.1 and shall be deemed provided under Item 12 of Form 8-K.

In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Form 8-K and Exhibit attached hereto is being furnished under “Item 9. Regulation FD Disclosure” rather than under “Item 12. Disclosure of Results of Operations and Financial Condition.” The information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOLT TECHNOLOGY CORPORATION

By:	/S/ Raymond M. Soto
Raymond M. Soto Chairman and President

Dated: April 22, 2003

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Exhibit Index

Exhibit No.	Description
99.1	Press release issued April 22, 2003.

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